Exhibit 10.66

SIXTH AMENDMENT TO

MASTER TIMBER MANAGEMENT AGREEMENT

(Canadian Operations)

                THIS SIXTH AMENDMENT (the “Amendment”) is dated as of the 8th day of January, 2002, by and between HANCOCK NATURAL RESOURCE GROUP, INC., a Delaware corporation (hereinafter referred to as “HNRGI” or the “Client”), and OLYMPIC RESOURCE MANAGEMENT LLC, a British Columbia company (hereinafter referred to as “Manager”).  Capitalized terms not otherwise defined in this Amendment shall have the meanings given therefor in that certain Master Timber Management Agreement effective as of January 1, 1998, as amended by the agreements listed on Exhibit A hereto (herein collectively the “Master Agreement”).

                WHEREAS, the parties hereto are parties to the Master Agreement, and

                WHEREAS, the parties wish to amend the Master Agreement, all as set forth herein,

                NOW, THEREFORE, the parties hereby agree as follows:

                1.             Extension of Term.  The term of the Master Agreement is hereby extended for an additional one (1) year period commencing January 1, 2002 and continuing through and including December 31, 2002.

                2.             Property Management Service Fee.  Exhibit 1A of the Master Agreement is hereby replaced by Exhibit 1A to this Amendment.  This replacement is effective as of January 1, 2002.

                3.             Non-Compete.  The fifth paragraph of Section 4.02 is hereby deleted in its entirety and the following is inserted in its stead:

                “The provisions of this Section 4.02 shall survive termination of this Master Agreement for a period of:

                (i) twenty-four calendar months with respect to each Plan and Endowment that is invested in an Ultimate Client Portfolio managed by Client, as of the date of termination or expiration of this Master Agreement, provided however that the restrictions contained in subclause (c) of the first paragraph of this Section 4.02 shall not continue to apply from and after the termination or expiration of this Master Agreement with respect to timberland properties in British Columbia, Alberta and Saskatchewan owned or managed by CalPERS and

                (ii) twelve calendar months with respect to any other Plan or Endowment (“Other Plan or Endowment”), provided however that the restrictions contained in subclause (c) of the first paragraph of this Section 4.02 shall not continue to apply from and after the termination or expiration of this Master Agreement with respect to timberland properties in the Continental United States or Canada owned or managed by any Other Plan or Endowment.”

                4.             Miscellaneous.  This Amendment and all exhibits and schedules hereto constitute an integral part of the Master Agreement.  Except as expressly amended by this Amendment, the Master Agreement shall remain in full force and effect.

                IN WITNESS WHEREOF, the parties hereto have executed this Amendment by and through their properly authorized officers on the date first above written.

CLIENT:		MANAGER:

HANCOCK NATURAL RESOURCE GROUP, INC., a Delaware corporation		OLYMPIC RESOURCE MANAGEMENT LLC, a British Columbia corporation

By:	[Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]	By:	/s/ David L. Nunes
	[Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]		David L. Nunes President and Chief Executive Officer
Vice President

EXHIBIT A

TO SIXTH AMENDMENT

List of Amendments to Master Agreement

Amendments to Master Agreement

1.             Consent to Assignment of Master Timber Management Agreement dated December 29, 1998

2.             Amendment dated December 29, 1998

3.             Second Amendment dated July 26, 1999

4.             Third Amendment dated August 6, 1999

5.             Fourth Amendment dated December 23, 1999

6.             Fifth Amendment dated December 1, 2000

Work Authorizations

1.             Number OPA C0001 dated January 17, 2000

2.             Number OPA C0002 dated April 3, 2000

EXHIBIT 1A

To Sixth Amendment

Property Management Service Fee

Canadian Properties/Canadian Dollars

Province	Property	Acres Under Management (as of 10/1/01)	2001 Rate $/Acre Fee	2002 Rate $/Acre Fee
British Columbia	Comox	28,639	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
British Columbia	Lake Cowichan	32,302

Total		60,941

* Canadian rates of [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission] and [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]  for 2001 and 2002, respectively assuming an exchange rate of [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]